                                FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This First Amendment to Amended and Restated Credit Agreement (this "FIRST AMENDMENT"), dated as of June 30, 1994 (but effective as provided in SECTION 3 hereof), is made by and among La Quinta Inns, Inc., a Texas corporation ("LA QUINTA"), NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER"), Citicorp USA, Inc., The Frost National Bank, Texas Commerce Bank National Association (successor to Texas Commerce Bank-San Antonio, N.A. through merger with and into Texas Commerce Bank National Association), Bank of Scotland, Continental Bank, Bank One, Texas, N.A., First Interstate Bank of Texas, N.A. and U.S. Bank of Washington, National Association (singly, a "LENDER", and collectively, the "LENDERS").


                                   BACKGROUND.

     A. La Quinta, Administrative Lender and Lenders entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994 (the "AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the same meaning given to them in the Agreement).

     B. La Quinta has requested that Lenders (i) increase the Revolving Credit Commitment and Term Loan Commitment to provide funds to La Quinta Investments, Inc., a Delaware corporation ("INVESTMENTS"), for the acquisition by Investments of all of the general partnership interests of each of LQ
CIGNA I and LQ CIGNA II, each a Texas general partnership (each, a "PARTNERSHIP"), not owned by La Quinta, and (ii) waive an Event of Default.

     C. In contemplation of the purchase of such general partnership interests, and subject to the terms of this First Amendment, Administrative Lender, Lenders and La Quinta desire to amend the Agreement.

                                   AGREEMENT.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, La Quinta, Administrative Lender and Lenders agree as follows:

1.   AMENDMENTS.

     The Agreement is amended as follows:

     1.1 The definition of "APPLICABLE REVOLVING MARGIN" is amended by deleting the table and substituting, IN LIEU thereof, the following:

                                      PRIME RATE    LIBOR       CD
     APPLICABILITY                      BASIS       BASIS      BASIS
     -------------                    ----------    -----      -----

    (a) INITIAL PRICING PERIOD.         0.00        1.75      1.875

    (b) SUBSEQUENT PRICING PERIOD.

        (i)   If the Leverage Ratio     0.00        1.50      1.625
        is not less than 4.50 to 1

        (ii)  If the Leverage Ratio     0.00        1.25      1.375
        is less than 4.50 to 1 but
        not less than 3.50 to 1

        (iii) If the Leverage Ratio     0.00        1.00      1.125
        is less than 3.50 to 1

     1.2 The definition of "APPLICABLE TERM MARGIN" is amended by deleting the table and substituting, IN LIEU thereof, the following:

    (a) INITIAL PRICING PERIOD.         0.25        2.00      2.125

    (b) SUBSEQUENT PRICING PERIOD.

        (i)   If the Leverage Ratio     0.00        1.75      1.875
        is not less than 4.50 to 1

        (ii)  If the Leverage Ratio     0.00        1.50      1.625
        is less than 4.50 to 1 but
        is not less than 3.50 to 1

        (iii) If the Leverage Ratio     0.00        1.25      1.375
        is less than 3.50 to 1

     1.3 The definition of "REVOLVING CREDIT COMMITMENT" is amended by deleting "$40,000,000" and substituting, IN LIEU thereof, "$45,000,000".

     1.4 The definition of "TERM LOAN COMMITMENT" is amended by deleting "$145,000,000" and substituting, IN LIEU thereof, "$184,000,000".

     1.5 The definition of "SUBSIDIARY" is deleted and the following definition is inserted IN LIEU thereof:

          "Subsidiary" with respect to any Persons, shall mean (a) a corporation at least a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person or (b) a partnership, joint venture or similar entity in which 100% of the ownership, capital or interest profits is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person.

     1.6 The definition of "TOTAL LOAN COMMITMENT" is amended by deleting "$241,844,955.21" and substituting, IN LIEU thereof, "$285,844,955.21".

     1.7 SECTION 2.4(A) is amended by deleting the first sentence and substituting, IN LIEU thereof, the following:

     (a) Subject to Section 9.90 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee on the daily average unused portion (commencing on the Effective Date) of the Revolving Credit Commitment and the Term Loan Commitment at a per annum rate equal to (i) during the Initial Pricing Period, 0.50%, and (ii) during the Subsequent Pricing Period, 0.375%.

     1.8  SECTION 2.4(A) is amended by deleting the last three sentences.

     1.9 SECTION 2.6(C) is amended by deleting the table and substituting, IN LIEU thereof, the following:

                    DATE                  AMOUNT
                    ----                  ------

               November, 1994           $12,500,000
               May, 1995                $12,500,000
               November, 1995           $12,500,000
               May, 1996                $12,500,000
               November, 1996           $12,500,000
               May, 1997                $12,500,000
               November, 1997           $12,500,000
               May, 1998                $16,000,000
               November, 1998           $16,000,000
               May, 1999                $16,000,000
               November, 1999           $16,000,000
               May 31, 2000             $32,500,000

     1.10 SECTION 2.16(F)(I) is amended by deleting the table and substituting, IN LIEU thereof, the following:

               APPLICABILITY                     PERCENTAGE
               -------------                     ----------

     (A)  INITIAL PRICING PERIOD.                   2.00

     (B)  SUBSEQUENT PRICING PERIOD.

          (1)  If the Leverage Ratio is not less    1.75
          than 4.50 to 1

          (2)  If the Leverage Ratio is less than   1.50
          4.50 to 1 but is not less than 3.50 to 1

          (3)  If the Leverage Ratio is less than   1.25
          3.50 to 1

     1.11 SECTION 2.16(F)(II) is amended by deleting the table and substituting, IN LIEU thereof, the following:

               APPLICABILITY                      PERCENTAGE
               -------------                      ----------

     (A)  INITIAL PRICING PERIOD.                    1.00

     (B)  SUBSEQUENT PRICING PERIOD.

          (1)  If the Leverage Ratio is not less     0.875
          than 4.50 to 1

          (2)  If the Leverage Ratio is less than    0.750
          4.50 to 1 but is not less than 3.50 to 1

          (3)  If the Leverage Ratio is less than    0.625
          3.50 to 1

     1.12 SECTION 4.1(K) is amended by deleting "$4,000,000" and substituting, IN LIEU thereof, "$7,600,000."

2. WAIVER. Lenders waive the Event of Default under SECTION 6.1(D) of the Credit Agreement resulting from the representation and warranty of SECTION 4.1(K) being incorrect in that the present value of benefit liabilities exceeds the present value of the described Plans by more than $4,000,000.

3. REPRESENTATIONS AND WARRANTIES. La Quinta represents and warrants to Lenders that, as of the date hereof and after giving effect to the amendments provided in SECTION 1 and the waiver provided in SECTION 2:

          a. La Quinta is in compliance with all of the terms, provisions and covenants of the Agreement;

          b. the representations and warranties contained in the Agreement (after giving effect to this First Amendment) are true and correct on and as of the date hereof and the Effective Date as though made on and as of such dates;

          c. no event has occurred and is continuing which constitutes a Default or an Event of Default;

          d. La Quinta has full power and authority to execute and deliver this First Amendment, the Revolving Credit Notes and the Term Loan Notes referred to in Section 4(c) of this First Amendment, and all other documents and agreements executed in connection with this First Amendment (collectively, the "Amendment Loan Papers") and this First Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligation of La Quinta, enforceable in accordance with their terms, except as enforceability may be limited by debtor relief laws and except as rights to indemnity may be limited by federal or state securities laws; and

          e. no authorization, approval, consent or other action by, notice to, or filing with, any Person, is required for the execution, delivery or performance by La Quinta of this First Amendment or the other Amendment Loan Papers.

4. CONDITIONS OF EFFECTIVENESS. The amendments provided for in SECTION 1 of this First Amendment shall be effective as of July 1, 1994 ("AMENDMENT EFFECTIVE DATE") and the waiver provided for in SECTION 2 of this First Amendment shall be effective as of June 30, 1994, upon the receipt by Administrative Lender or Lender or the occurrence or existence of each of the following, as appropriate:

          (a) a certificate of an officer acceptable to Lenders of Investments, certifying as to the incumbency of the officers signing the Loan Papers to which it is a party, and including (i) any amendments to its articles of incorporation since January 25, 1994, (ii) any amendments to its bylaws since January 25, 1994, (iii) a copy of the resolutions authorizing it to execute, deliver and perform the Loan Papers to which it is a party, and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation,
     (v) copies of each partnership agreement of each Partnership and (vi) to the extent available, a copy of certificate of good standing and certificate of existence from each Partnership's state of organization;

          (b) a certificate of an officer acceptable to Lenders of La Quinta, and including (i) any amendments to its articles of incorporation since January 25, 1994, (ii) any amendments to its bylaws since January 25, 1994, (iii) a copy of the resolutions authorizing it to execute, deliver and perform the Loan Papers to which it is a party, (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation and (v) copies of each partnership agreement of each Partnership and all amendments thereto;

          (c) a duly executed Revolving Credit Note and Term Loan Note, payable to the order of each Lender and in an amount equal to its Specified Percentage of the Revolving Credit Commitment and the Term Loan Commitment, respectively, as hereby amended;

          (d) receipt by Administrative Lender (and subject to Section 9.9 of the Agreement), for the ratable account of Lenders, a renewal fee of $55,000;

          (e) opinions of counsel to La Quinta addressed to Administrative Lender and Lenders and in form and substance satisfactory to Administrative Lender and Lenders, dated the Effective Date, and covering such matters incident to the transactions contemplated hereby as the Administrative Lender or Special Counsel may reasonably request and opinions of local counsel in states other than Texas in which Facilities are located in form and substance satisfactory to Administrative Lender regarding the amendments to the Deeds of Trust;

          (f) reimbursement for the Administrative Lender for Special Counsel's reasonable fees and expenses rendered through the Effective Date;

          (g) evidence that all corporate or other proceedings of La Quinta and Subsidiaries taken in connection with the transactions contemplated by this First Amendment and the other Loan Papers shall be reasonably satisfactory in form and substance to Administrative Lender, Lenders and Special Counsel; and the Lenders shall have received copies of all documents or other evidence which Administrative Lender, Special Counsel or any Lender may reasonably request in connection with such transactions;

          (h) the duly executed and completed Guaranty of each Partnership in the form of EXHIBIT A, dated as of the Effective Date;

          (i) receipt by the Administrative Lender of evidence, in form and substance satisfactory to the Administrative Lender, that the acquisition of all general partnership interest of each Partnership by Investments and La Quinta has been completed;

          (j) the duly executed amendments to the Deeds of Trust with respect to the properties located on EXHIBIT B, in form and substance satisfactory to Administrative Lender;

          (k) the duly executed First Amendment to Third Amended and Restated Master Covenant Agreement;

          (l) the duly executed Pledge Agreements of La Quinta and Investments in the form of EXHIBITS C and D, respectively;

          (m) a certificate of an officer acceptable to Administrative Lender and Lenders, in form and substance satisfactory to the Administrative Lender and Lenders, certifying that the execution, delivery and performance by the Obligors of this First Amendment and related documents will not violate or result in a default in respect of any of the terms of the Senior Subordinated Notes;

          (n) the representations and warranties set forth in Section 3 of this First Amendment shall be true and correct;

          (o) receipt by Administrative Lender of all amounts due under the letter dated June 30, 1994 between Administrative Lender and La Quinta; and

          (p) Administrative Lender and Lenders shall have received, in form and substance satisfactory to Administrative Lender and Lenders, such other documents, certificates, and instruments as Lenders shall require.

5.   REFERENCE TO THE AGREEMENT.

          a. Upon the effectiveness of this First Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as affected and amended hereby.

          b. The Agreement, as amended by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

6. GUARANTOR ACKNOWLEDGEMENT. Each of the Guarantors signing below acknowledge and agree that its obligations and liabilities under its Guaranty Agreement (i) are not released, diminished or impaired in any manner by this First Amendment or any of the provisions contemplated herein and (ii) cover, among other things, the Revolving Credit Commitment and the Term Loan Commitment, and as increased pursuant to the terms of this First Amendment.

7. COSTS, EXPENSES AND TAXES. La Quinta shall pay within five days after demand all costs and expenses of Administrative Lender and Lenders in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender and Lenders with respect thereto and with respect to advising Administrative Lender and Lenders as to their rights and responsibilities under the Agreement, as hereby amended).

8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon La Quinta, Administrative Lender and Lenders and their respective successors and assigns.

10. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.

11. FINAL AGREEMENT. THE AGREEMENT, AS EFFECTED BY THE AMENDMENTS CONTAINED IN THIS FIRST AMENDMENT, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


==============================================================================
                REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
==============================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                 LA QUINTA INNS, INC.




                                 By: Dewey W. Chambers
                                     ____________________________________
                                     Dewey W. Chambers, Vice President


ADMINISTRATIVE LENDER:           NATIONSBANK OF TEXAS, N.A.,
                                 as Administrative Lender



                                 By: Douglas E. Hutt
                                     ______________________________________
                                     Douglas E. Hutt, Senior Vice President


LENDERS:                         NATIONSBANK OF TEXAS, N.A.



                                 By: Douglas E. Hutt
                                     ______________________________________
                                     Douglas E. Hutt, Senior Vice President


                                 CITICORP USA, INC.



                                 By: ____________________________________
                                     ___________________,________________
                                        (Print Name)     (Print Title)

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                 LA QUINTA INNS, INC.




                                 By: ____________________________________
                                     _________________, _________________
                                        (Print Name)      (Print Title)


ADMINISTRATIVE LENDER:           NATIONSBANK OF TEXAS, N.A.,
                                 as Administrative Lender



                                 By: ______________________________________
                                     Douglas E. Hutt, Senior Vice President


LENDERS:                         NATIONSBANK OF TEXAS, N.A.



                                 By: ______________________________________
                                     Douglas E. Hutt, Senior Vice President


                                 CITICORP USA, INC.



                                 By: Barbara A. Cohen
                                     ____________________________________
                                     Barbara A. Cohen, Vice President

                                 THE FROST NATIONAL BANK




                                 By: Suzanne Heuser
                                     ____________________________________
                                     Suzanne Heuser, Vice President



                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)






                                 BANK OF SCOTLAND



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)





                                 CONTINENTAL BANK



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 BANK ONE, TEXAS, N.A.



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)

                                 THE FROST NATIONAL BANK





                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: Dan M. Danelo
                                     ------------------------------------
                                     Dan M. Danelo, Sr. Vice President




                                 BANK OF SCOTLAND



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)





                                 CONTINENTAL BANK



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 BANK ONE, TEXAS, N.A.



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)

                                 THE FROST NATIONAL BANK





                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)






                                 BANK OF SCOTLAND



                                 By: Catherine M. Omiffrey
                                     ____________________________________
                                     Catherine M. Omiffrey, Vice President




                                 CONTINENTAL BANK



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 BANK ONE, TEXAS, N.A.



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)

                                 THE FROST NATIONAL BANK





                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)






                                 BANK OF SCOTLAND



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)





                                 CONTINENTAL BANK



                                 By: W. Thomas Barnett
                                     ____________________________________
                                     W. Thomas Barnett, Vice President



                                 BANK ONE, TEXAS, N.A.



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)

                                 THE FROST NATIONAL BANK





                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)






                                 BANK OF SCOTLAND



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)





                                 CONTINENTAL BANK



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 BANK ONE, TEXAS, N.A.



                                 By: Alan L. Miller
                                     ____________________________________
                                     Alan L. Miller, Vice President

                                 FIRST INTERSTATE BANK OF TEXAS, N.A.



                                 By: John R. Peloubet
                                     ____________________________________
                                     John R. Peloubet, Vice President



                                 U.S. BANK OF WASHINGTON,
                                 NATIONAL ASSOCIATION



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)

                                 FIRST INTERSTATE BANK OF TEXAS, N.A.



                                 By: ____________________________________
                                     ___________________,________________
                                         (Print Name)     (Print Title)




                                 U.S. BANK OF WASHINGTON,
                                 NATIONAL ASSOCIATION



                                 By: Blake R. Howells
                                     ____________________________________
                                     Blake R. Howells, Vice President

                                 ACKNOWLEDGED AND AGREED:

                                 LA QUINTA REALTY CORP.




                                 By: John F. Schmutz
                                     ___________________________________
                                     John F. Schmutz, Vice President





                                 LA QUINTA PLAZA, INC.



                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President



                                 LA QUINTA FINANCIAL CORPORATION



                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President




                                 LA QUINTA INVESTMENTS, INC.



                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President



                                 LQI ACQUISITION CORPORATION



                                 By: Kenneth J. Bednar
                                     ____________________________________
                                     Kenneth J. Bednar, Vice President

                                 LA QUINTA MOTOR INNS LIMITED
                                 PARTNERSHIP





                                 By: La Quinta Realty Corp., its General
                                     Partner



                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President




                                 LQM OPERATING PARTNERS, L.P.

                                 By: La Quinta Realty Corp., its General
                                     Partner




                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President




                                 LQ-BIG APPLE JOINT VENTURE

                                 By: La Quinta Inns, Inc., its Partner




                                 By: Dewey W. Chambers
                                     ____________________________________
                                     Dewey W. Chambers, Vice President



                                 By: La Quinta Investments, Inc., its Partner



                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President

                                 LQ-LNL LIMITED PARTNERSHIP

                                 By: La Quinta Inns, Inc., its Managing
                                     General Partner



                                 By: Dewey W. Chambers
                                     ____________________________________
                                     Dewey W. Chambers, Vice President



                                 LQ-EAST IRVINE JOINT VENTURE

                                 By: La Quinta Inns, Inc., its Partner



                                 By: Dewey W. Chambers
                                     ____________________________________
                                     Dewey W. Chambers, Vice President




                                 By: La Quinta Investments, Inc., its Partner



                                 By: John F. Schmutz
                                     ____________________________________
                                     John F. Schmutz, Vice President



7199.01
100.076